Business Acquisitions - Summary of Effect of Acquisition (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Disclosure of detailed information about business combination [line items]
Goodwill	$ 61
Health Innovators Inc. [member]
Disclosure of detailed information about business combination [line items]
Intangible assets	940
Working capital	27
Cash and cash equivalents	4,230
Deferred tax liabilities	(160)
Debt	(1,098)
Net assets acquired	3,939
Goodwill	61
Aggregate purchase price	$ 4,000